FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):      October 29, 1996


                             NONA MORELLI'S II, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
                    (State of incorporation or organization)

            0-18377                             84-1126818
   ------------------------        ------------------------------------
   (Commission File Number)        (I.R.S. Employee Identification No.)

     2 Park Plaza, Suite 470, Irvine, California       92614
     -------------------------------------------    ----------
       (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:     (714) 833-5381

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                                        Total number of pages: 5

Item 1. Changes in Control of Registrant.

                  N/A


Item 2. Acquisition or Disposition of Assets.

                  N/A

Item 3. Bankruptcy or Receivership.

                  N/A


Item 4. Changes in Registrant's Certifying Accountant.

                  N/A


Item 5. Other Events.

                  N/A


Item 6. Resignation of Registrant's Directors.

                  Effective  the close of business on October  29,  1996,  Carol
Chen resigned as a Director of the Registrant in order to pursue other opportunities. There was no disagreements between the Registrant and Ms. Chen at the time of her resignation. The letter of resignation is attached as an Exhibit to this Current Report on Form 8-K.


Item 7. Financial Statements and Exhibits.

          (a)  Financial Statements - None

          (b)  Exhibits

               1.   Carol Chen's Resignation Letter dated October 29, 1996


Item 8. Change in Registrant's Fiscal Year.

                  N/A

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



                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NONA MORELLI'S II, INC.
                                        (Registrant)



Dated:  November __, 1996               By:  /s/  Fred G. Luke
                                           -----------------------------------
                                                  Fred G. Luke,
                                                  Chief Executive Officer

                                    EXHIBIT 1

             CAROL CHEN'S RESIGNATION LETTER DATED OCTOBER 29, 1996


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